Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account C

Voya MAP Plus NPSM

Supplement Dated August 4, 2016 to the Contract Prospectus and
Contract Prospectus Summary, each dated May 1, 2016, as amended

This supplement updates and amends certain information contained in your variable annuity Contract Prospectus and Contract Prospectus Summary. Please read it carefully and keep it with your Contract Prospectus and Contract Prospectus Summary for future reference.

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The following information only affects you if you currently invest in or plan to invest in the subaccount that corresponds to the Lazard U.S. Mid Cap Equity Portfolio

Effective immediately, the Lazard U.S. Mid Cap Equity Portfolio (the “Fund”) is no longer available for new investment through the contract because of the upcoming liquidation of the Fund as described below.

The Fund has announced that on or about August 31, 2016, the Fund will liquidate.  In anticipation of that liquidation, on or about August 26, 2016, all assets allocated to the subaccount that invests in the Fund will be transferred to the subaccount that invests in the Voya Government Money Market Portfolio (Class I), which is available through your plan.  This date will be deemed the “Liquidation Date.”

Voluntary Transfers Before the Effective Date of the Liquidation.  Any time prior to the Liquidation Date, you may change your allocation instructions and/or transfer amounts that you have allocated to the subaccount that invests in the Fund to any of the other available investment options.  There will be no charge for any such allocation change or transfer, and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers.

You may give us alternative allocation instructions at any time by contacting Customer Service at:

P.O. Box 990063

Hartford, CT 06199-0063

1-800-262-3862

See also the Investment Options section or the Transfers section of your Contract Prospectus or Contract Prospectus Summary for further information about making allocation changes.  More information about the funds available through your contract, including information about the risks associated with investing in these funds, can be found in the current prospectus and SAI for that fund.  You may obtain these documents by contacting us at Customer Service noted above.

Automatic Reallocation Upon Liquidation.  There will be no charge for the automatic reallocation into the Voya Government Money Market Portfolio (Class I), and this automatic reallocation will not count as a transfer when imposing any applicable restriction or limit on transfers.  Furthermore, you will not incur any tax liability because of this automatic reallocation, and your account value immediately before the reallocation will equal your account value immediately after the reallocation.

Future Allocations.  After the Liquidation Date, the subaccount that invested in the Fund will no longer be available through your Contract.  Any future allocations directed to the subaccount that invested in this Fund will be automatically allocated to the subaccount that invests in the Voya Government Money Market Portfolio (Class I).

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Information about the Voya Government Money Market Portfolio.  Summary information about the Voya Government Money Market Portfolio (Class I) can be found in APPENDIX IV – FUND DESCRIPTIONS in your Contract Prospectus or Contract Prospectus Summary.  More detailed information can be found in the current prospectus and SAI for that fund.  You may obtain these documents by contacting Customer Service as noted on the previous page.

There will be no further disclosure regarding the Fund in future Contract Prospectuses or Contract Prospectus Summaries.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

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